UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

BroadSoft, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34777	52-2130962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9737 Washingtonian Boulevard, Suite 350

Gaithersburg, Maryland 20878

(Address of principal executive offices)

(301) 977-9440

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 20, 2017, BroadSoft, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cisco Systems, Inc., a California corporation (“Parent”), and Brooklyn Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Sub”).

Merger Agreement

Pursuant to the Merger Agreement, Sub will merge with and into the Company (the “Merger”), with the Company to survive the Merger and to become a wholly-owned subsidiary of Parent. As a result of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares held (1) by stockholders of the Company who have validly exercised their dissenters’ rights under Delaware law, (2) by the Company as treasury stock immediately prior to the Effective Time or (3) by Parent or any direct or indirect wholly-owned subsidiary of the Company or subsidiary of Parent immediately prior to the Effective Time) will be converted into the right to receive $55.00 in cash, without interest (the “Merger Consideration”).

At the Effective Time, each outstanding and unexercised vested stock option, vested restricted stock unit and vested performance stock unit granted under the Company’s stock plans, including the Company’s 1999 Stock Incentive Plan and the Company’s Amended and Restated 2009 Equity Incentive Plan (collectively, the “Company Option Plans”) will terminate and be converted into the right to receive from Parent an amount of cash, without interest, equal to the number of shares subject to such equity award multiplied by the Merger Consideration (or in the case of stock options, the excess, if any, of the Merger Consideration over the exercise price of such option) (the “Cash-Out Amount”), subject to all applicable tax withholding. At the Effective Time, each outstanding and unexercised unvested stock option, unvested restricted stock unit and unvested performance stock unit granted under the Company Option Plans held by the employees and consultants of the Company or its subsidiaries as of the Effective Time will be converted into and substituted for the right to receive from Parent the applicable Cash-Out Amount, payable in accordance with the original vesting schedule for such equity award (including any applicable terms relating to termination and accelerated vesting of the equity award), subject to all applicable tax withholding, provided that the unvested performance stock units will no longer be subject to performance-based vesting criteria but service-based vesting arrangements instead.

The Merger Agreement contains representations and warranties customary for transactions of this type. The Company has agreed to various customary covenants and agreements, including, among others, covenants to conduct its business in the ordinary course in substantially the same manner as previously conducted during the period between the date of the Merger Agreement and the Effective Time and not to engage in certain specified transactions or activities during such period without Parent’s prior consent. In addition, subject to certain exceptions, the Company has agreed not to (1) solicit, initiate or knowingly encourage, facilitate or induce the making, submission or public announcement of any inquiry, indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an “acquisition proposal,” (2) enter into, participate in, maintain or continue any communications (except to provide written notice as to the existence of these provisions and to clarify the terms and conditions of any acquisition proposal) or negotiations regarding, or deliver or make available to any person any non-public information with respect to, or knowingly take any other action regarding, any inquiry, indication of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal, (3) agree to, accept, approve, endorse or recommend (or publicly propose or announce any intention to agree to, accept, approve, endorse or recommend) any acquisition proposal, (4) enter into any agreement in principle, letter of intent, term sheet or any other agreement, understanding or contract (whether binding or not) contemplating or otherwise relating to any acquisition proposal (other than a customary confidentiality agreement), (5) submit any acquisition proposal to the vote of any securityholders of the Company or any of its subsidiaries, (6) approve any transaction, or any third party becoming an “interested stockholder,” under Section 203 of the General Corporation Law of the State of Delaware or (7) resolve, propose or agree to do any of the foregoing. The Company shall prepare and file a proxy statement and cause a special stockholder meeting to be held regarding, among other things, the adoption of the Merger Agreement and the advisory approval of the compensation that the Company’s named executive officers may receive in connection with the Merger and, subject to certain exceptions, the board of directors of the Company shall recommend that the stockholders vote in favor of the adoption of the Merger Agreement (the “Company Board Recommendation”) and not withdraw, qualify, amend or modify such Company Board Recommendation in a manner adverse to Parent or Sub.

The completion of the Merger is subject to the satisfaction or waiver of a number of closing conditions, including, among others, (1) adoption of the Merger Agreement by the holders of a majority of the Company’s outstanding common stock, (2) the absence of any legal or regulatory restraint or prohibition or actions by any governmental entity preventing the consummation of the Merger, (3) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the obtainment of all applicable foreign antitrust approvals, (4)

subject to certain materiality qualifications, the continued accuracy of the Company’s representations and warranties as of the signing of the Merger Agreement and closing date of the Merger, (5) performance and compliance by the Company in all material respects with all covenants and other agreements in the Merger Agreement required to be performed and complied by it at or prior to the closing of the Merger, (6) the absence of (i) an antitrust related restraint by a governmental entity that would prevent or condition the consummation of the Merger and (ii) any pending legal proceeding brought by any governmental entity seeking the foregoing, and (7) the absence of any “material adverse effect” on the Company occurring after the date of the Merger Agreement that is then continuing.

The Merger Agreement also includes termination provisions for both the Company and Parent, including the Company’s right, subject to certain limitations, to terminate the Merger Agreement in certain circumstances to accept a superior proposal from a competing bidder. In addition, either Parent or the Company may terminate the Merger Agreement if the Merger has not been successfully completed by July 20, 2018, which will be extended for an additional three-month period and, at the Company’s election, for up to another three-month period, if the only closing conditions that have not been satisfied relate to antitrust approval. In connection with a termination of the Merger Agreement under specified circumstances including the failure of the board of directors to include the Company Board Recommendation in the proxy statement, a change in the Company Board Recommendation, entry by the Company into any agreement contemplating or related to an acquisition proposal or certain other triggering events, the Company may be required to pay Parent a termination fee of $56 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure schedules that the Company delivered to Parent in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Employment Agreements with Parent

In connection with the execution of the Merger Agreement, Parent entered into an Employment Agreement with each of Michael Tessler and Scott D. Hoffpauir, and a Transitional Employment Agreement with James A. Tholen, setting forth the terms and conditions of these executives’ continued employment with Parent from and after the consummation of the Merger.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation Arrangements

As described above, in connection with the execution of the Merger Agreement, Parent entered into an Employment Agreement with each of Michael Tessler and Scott D. Hoffpauir, and a Transitional Employment Agreement with James A. Tholen, setting forth the terms and conditions of these executives’ continued employment with Parent from and after the consummation of the Merger.

On October 18, 2017, in connection with the Company’s expected entry into the Merger Agreement, the Compensation Committee of the Company’s Board of Directors determined that payments to the Company’s named executive officers would be made under the Company’s 2017 executive bonus plan (the “2017 Bonus Plan”) at 90% of each executive’s target bonus for the year ending December 31, 2017. The 2017 Bonus Plan was previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2017. Under the Merger Agreement, such bonuses shall be paid on the earlier of (1) February 28, 2018 and (2) immediately prior to the closing of the Merger.

On the same day, in connection with the Company’s expected entry into the Merger Agreement, the Compensation Committee of the Company’s Board of Directors also approved the amended the terms of performance stock unit awards granted to each of Michael Tessler, Scott D. Hoffpauir and James A. Tholen on February 27, 2017 (the “PSUs”), effective immediately prior to but contingent upon the occurrence of, the Effective Time (the “PSU Amendments”). The PSU Amendments will provide that, in connection with the consummation of the Merger, (1) such PSUs will convert into the right to receive the Cash-Out Amount based on the sum of the target number and number of “overachievement PSUs” subject to the award and (2) that such Cash-Out Amount will vest one-third on March 1, 2018, with the remainder vesting in eight quarterly installments over a two-year period thereafter (or if the Merger closes after March 1, 2018, a portion vesting upon the closing of the Merger and the remainder vesting in quarterly installments over the remainder of such two-year period).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Merger. These statements are based on plans, estimates and projections at the time the Company makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms “may” and “will.” Forward-looking statements involve inherent risks and uncertainties, and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this Current Report on Form 8-K include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction. Additional risks are described in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in this Current Report on Form 8-K, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It.

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Company stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s Investor Relations website at www.investor.broadsoft.com or by contacting Company Investor Relations at (561) 404-2130.

The Company, Parent and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the special interests of the Company’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Company Investor Relations as described above. Information about Parent’s directors and executive officers can be found in Parent’s definitive proxy statement filed with the SEC on October 24, 2016. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Parent’s Investor Relations website at http://investor.cisco.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of October 20, 2017, by and among Cisco Systems, Inc., Brooklyn Acquisition Corp. and BroadSoft, Inc.*

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of October 20, 2017, by and among Cisco Systems, Inc., Brooklyn Acquisition Corp. and BroadSoft, Inc.*

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSOFT, INC.

Date:	October 23, 2017	By:	/s/ James A. Tholen
			Name:	James A. Tholen
			Title:	Chief Financial Officer